First Quarter 2023 Earnings April 18, 2023

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

1Q23 GAAP financial summary[1]

$s in millions except per share data	Reported					1Q23 Change vs.			
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22	
						$/bps	%	$/bps	%
Net interest income	$ 688	$ 709	$ 662	$ 542	$ 479	$ (21)	(3)%	$ 209	44 %
Fee income	171	174	213	201	229	(3)	(2)%	(58)	(25)%
Total revenue	859	882	875	743	707	(23)	(3)%	152	21 %
Expense	478	503	468	489	493	(25)	(5)%	(15)	(3)%
Pre-provision net revenue (PPNR)	381	379	406	255	215	2	1 %	166	77 %
Provision for credit losses	50	45	60	30	(40)	5	11 %	90	NM
Pre-tax income	331	334	346	225	255	(3)	(1)%	76	30 %
Income tax expense	75	64	78	48	57	11	17 %	18	32 %
Net income	256	270	268	177	198	(14)	(5)%	58	29 %
Non-controlling interest	4	4	3	3	3	—	— %	1	33 %
Preferred dividends	8	8	8	8	8	—	— %	—	— %
Net income available to common shareholders (NIAC)	$ 243	$ 258	$ 257	$ 166	$ 187	$ (15)	(6)%	$ 56	30 %
$s in billions									
Avg loans	$ 58.1	$ 57.6	$ 56.5	$ 55.6	$ 54.1	$ 0.5	1 %	$ 4.0	7 %
Period-end loans	$ 59.0	$ 58.1	$ 57.4	$ 56.5	$ 55.0	$ 0.9	2 %	$ 4.0	7 %
Avg deposits	$ 62.2	$ 64.9	$ 68.1	$ 71.9	$ 74.2	$ (2.7)	(4)%	$ (11.9)	(16)%
Period-end deposits	$ 61.4	$ 63.5	$ 66.0	$ 70.5	$ 74.1	$ (2.0)	(3)%	$ (12.7)	(17)%
Key performance metrics									
Net interest margin (NIM)	3.87 %	3.89 %	3.49 %	2.74 %	2.37 %	(2)bps		150 bps	
Loan to deposit ratio (avg.)	93.3 %	88.7 %	83.0 %	77.3 %	72.9 %	460 bps		2,040 bps	
ROCE	13.3 %	14.4 %	13.9 %	9.1 %	9.9 %	(108)bps		342 bps	
ROTCE	17.4 %	19.1 %	18.2 %	12.1 %	13.0 %	(171)bps		445 bps	
ROA	1.3 %	1.4 %	1.3 %	0.8 %	0.9 %	(3)bps		42 bps	
Efficiency ratio	55.7 %	57.1 %	53.6 %	65.8 %	69.7 %	(142)bps		(1,401)bps	
FTEs	7,282	7,477	7,569	7,627	7,900	(195)	(3)%	(618)	(8)%
CET1 ratio	10.4 %	10.2 %	9.9 %	9.8 %	10.0 %	19 bps		39 bps	
Effective tax rate	22.7 %	19.2 %	22.6 %	21.3 %	22.4 %	352 bps		30 bps	
Per common share									
Diluted EPS	$ 0.43	$ 0.45	$ 0.45	$ 0.29	$ 0.34	$ (0.02)	(4)%	$ 0.09	26 %
Tangible book value per share	$ 10.89	$ 10.23	$ 9.72	$ 10.18	$ 10.46	$ 0.66	6 %	$ 0.43	4 %
Avg. diluted shares outstanding[2]	572	572	570	569	550	—	— %	22	4 %

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]First quarter 2022 includes 9.8 million shares related to the one month average impact of Series G convertible securities issued in connection with TD transaction; all other periods include 27.5 million shares related to the full impact of these shares.

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4 Table of contents First Horizon’s strength and stability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 1Q23 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 1Q23 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 1Q23 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 1Q23 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Deposit base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Deposit mix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Diversified high credit quality loan portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Accolades . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Strategic focus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

5 First Horizon’s strength and stability • Strong capital position • Continued earnings strength with counter-cyclical businesses • Commercially-oriented, asset-sensitive balance sheet well positioned for current rate environment • Strong business mix with regional and specialty banking focus across attractive high growth footprint • Five-year projected population growth in First Horizon’s footprint is 50% higher than the national average2 • Focused on delivering profitable growth by leveraging product, treasury management, and marketing investments 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2FDIC data as of June 30, 2021: Average population growth of all of First Horizon’s MSAs weighted by market deposits with deposits capped at US$1B per branch • Disciplined risk management and credit culture has resulted in strong credit performance through economic cycles • Diversified deposit and loan composition reflecting stable mix • Experienced leadership team with a track record of delivering consistent risk-adjusted returns • Loyal, diversified client relationships across our 12-state footprint and our national specialty businesses • 159-year focus on serving our communities across our southeastern region $80.7B Total Assets $61.4B Total Deposits As of March 31, 2023 $59.0B Total Loans 417 Banking Centers Strength Stability

6 Strong results driven by stable, diversified business mix1 Reflects 1Q23 vs. 4Q22 results. 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. -3% Net Interest Income 55% Deposits Insured by FDIC 53% Adjusted Efficiency Ratio +11% Fixed Income Fees Adjusted EPS $0.45 Adjusted PPNR $406 million CET1 10.36% -2 bps Net Interest Margin +2% PE Loans ex. LMC 0% Adjusted Expense -5% Adjusted PPNR 0.11% Annualized Net Charge-off % Adjusted ROTCE 18.6% TBV $10.89 NIM 3.87%

7 Continued strong returns, credit quality and expense discipline in 1Q23 Continued Earnings Strength Solid Returns Stable Credit Quality Capital & Liquidity • Adjusted revenue of $863 million decreased $22 million, or 2%, QoQ due to lower net interest income driven primarily by day count, seasonality and minor NIM compression – NII down $21 million and NIM down 2 bps QoQ reflects increased funding costs and day count partially offset by higher loan rates and 1% loan growth – Fee income down $2 million, or 1%, as higher fixed income and mortgage banking was more than offset by reductions in other noninterest income and deferred compensation • Adjusted expense of $457 million down $1 million as an increase in associate minimum wage to $20 per hour and seasonally higher FICA taxes was offset by a reduction in production-based incentives and commissions, and deferred compensation • PPNR of $406 million down $22 million, or 5%, QoQ primarily impacted by day count and seasonality • Provision expense of $50 million reflects the impact of a challenging macroeconomic outlook and 2% loan growth ex. LMC partially mitigated by lower net charge-offs • Adjusted ROTCE of 18.6% • TBVPS of $10.89 increased 6% driven by a $0.50 increase tied to adj. NIAC net of change in intangibles and a $0.29 increase tied to MTM valuation adjustments on AFS securities and cash flow hedges • Credit remains strong with net charge-offs of 11 bps and NPLs of 72 bps • ACL coverage ratio of 1.35% vs. 1.33% QoQ • 55% of period end deposits insured by the FDIC • CET1 ratio remained strong at 10.4%; CET1 net of unrealized securities losses of 9.0% above regulatory capital threshold of 7.0%2 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2CET1 net of unrealized securities losses is a non-GAAP number, refer to slide 18 for reconciliation. Adjusted EPS of $0.45 and PPNR of $406 million1 Pending TD Transaction • As announced on March 1st, TD has informed First Horizon that TD does not expect that the necessary regulatory approvals will be received in time to complete the pending transaction by May 27, 2023 (the current outside date), and that TD cannot provide a new projected closing date • No further updates at this time

8 1Q23 notable items1 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. 1Q23 TD transaction-related items Noninterest expense: Incentives and commissions $ 16 Outside services 3 Other noninterest expense 2 Total noninterest expense 21 1Q23 Total TD transaction-related costs $ (21) 1Q23 Total notable items (21) Tax impact of 1Q23 notable items 6 After-tax impact of 1Q23 notable items $ (16) EPS impact of 1Q23 notable items $ (0.03) Notable Items ($s in millions, except per share data) GAAP results reduced by $0.03 per share of notable items • TD transaction-related expense of $21 million – $16 million of TD transaction related expense attributable to incentives from retention payments – $3 million attributable to outside services from legal and professional services – $2 million of other noninterest expense attributable to labor related to systems integration preparation Pre-tax Notable Items

1Q23 adjusted financial highlights[1]

PPNR up 63% year-over-year reflecting strength in NII and continued expense discipline

$s in millions except per share data	1Q23	4Q22	1Q22	1Q23 Change vs. 4Q22 $/bps	1Q23 Change vs. 4Q22 %	1Q23 Change vs. 1Q22 $/bps	1Q23 Change vs. 1Q22 %
Net Interest Income (FTE)	$ 691	$ 712	$ 482	$ (21)	(3)%	$ 209	43 %
Fee income	171	173	223	(2)	(1)%	(52)	(23)%
Total revenue (FTE)	863	885	704	(22)	(2)%	159	23 %
Expense	457	458	455	(1)	— %	2	— %
Pre-provision net revenue	406	428	249	(22)	(5)%	157	63 %
Provision for credit losses	50	45	(40)	5	11 %	90	NM
Net charge-offs	16	26	10	(10)	(38)%	6	64 %
Reserve build/(release)	34	19	(50)	15	76 %	84	NM
Net income available to common	$ 259	$ 293	$ 211	$ (34)	(12)%	$ 48	23 %

Key performance metrics	1Q23	4Q22	1Q22	1Q23 Change vs. 4Q22 $/bps	1Q23 Change vs. 4Q22 %	1Q23 Change vs. 1Q22 $/bps	1Q23 Change vs. 1Q22 %
Fee income as a % of total revenue	19.9 %	19.5 %	31.6 %	30 bps		(1,178)bps	
Efficiency ratio	53.0 %	51.7 %	64.6 %	125 bps		(1,169)bps	
ROTCE	18.6 %	21.7 %	14.7 %	(313)bps		387 bps	
Diluted EPS	$ 0.45	$ 0.51	$ 0.38	$(0.06)	(12)%	$ 0.07	18 %
Diluted shares[2]	572	572	550	—	— %	22	4 %
TBV per share	$10.89	$10.23	$10.46	$0.66	6 %	$ 0.43	4 %
Effective tax rate	22.9 %	19.8 %	22.5 %	314 bps		42 bps	

1Q23 vs. 4Q22 Highlights

- **Adjusted EPS** of $0.45 vs. $0.51, primarily impacted by day count, seasonality and higher effective tax rates
  - **Adjusted ROTCE** of 18.6% and TBV per share of $10.89
  - **Effective tax rate** increased 314 bps due to higher discrete benefits in 4Q22
- **Total revenue** down $22 million, or 2%
- **NII** down $21 million, or 3%, reflecting increased funding costs and day count partially offset by higher loan rates and 1% loan growth
- **Adjusted fee income** down 1% as higher fixed income and mortgage banking was more than offset by reductions in other noninterest income and deferred compensation
- **Adjusted expense** down $1 million as an increase in associate minimum wage to $20 per hour and seasonally higher FICA taxes were offset by a reduction in production-based incentives and commissions, and deferred compensation
- **Provision expense** of $50 million vs. $45 million in 4Q22 reflects the impact of a challenging macroeconomic outlook partially mitigated by lower net charge-offs
  - Provision impacted by 2% loan growth ex. LMC

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]First quarter 2022 includes 9.8 million shares related to the one month average impact of Series G convertible securities issued in connection with TD transaction; all other periods include 27.5 million shares related to the full impact of these shares.

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NII trends reflect increased funding costs & macroeconomic environment[1]

Period end results reflect 2% loan growth and 2% C&I loan growth ex. LMC

Core FTE NII and NIM Trends



($s in millions)
$482
$462
2.37%
$545
$532
2.74%
$666
$659
3.49%
$712
$711
3.89%
$691
$690
3.87%
1Q22
2Q22
3Q22
4Q22
1Q23
Core NIM
2.29%
2.69%
3.45%
3.89%
3.86%
Core NII
Reported NII
Reported NIM

1Q23 vs. 4Q22

$s in millions		NII	NIM
4Q22 Reported	$	712	3.89 %
Loan Rates & Spreads		78	0.44 %
Total Loan Volume/Mix		2	(0.02)%
Day Count		(11)	— %
Deposit & Funding Volume		(30)	(0.11)%
Deposit Rates		(57)	(0.32)%
Other		(4)	(0.01)%
1Q23 Reported	$	691	3.87 %

1Q23 vs. 4Q22 Highlights

- **FTE NII** decreased $21 million, or 3%, while NIM decreased 2 bps to 3.87%
  - Lower day count drove $11 million of the NII decline
  - Benefit of higher loan rates driven by higher short term rates
  - Higher funding costs driven by lower deposit balances and continued migration from DDA to interest-bearing accounts
- Higher IB rate paid as a result of deposit repricing and mix shift



4.51%
3.65%
37%
28%
2.18%
1.73%
14%
1.12%
0.77%
7%
0.16%
0.41%
1.11%
0.12%
0.69%
0.10%
0.06%2
0.10%
0.25%
1Q22
2Q22
3Q22
4Q22
1Q23
Cumulative IB Deposit Beta
Avg. Fed Funds
IB Rate Paid
Total Deposit Rate

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]1Q22 cumulative interest-bearing deposit beta of -31% is not shown on that chart due to immateriality.

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11 Continued strong deposit base above pre-pandemic levels1 Deposit trends2 • Average deposits of $62.2 billion decreased $2.7 billion, or 4% – Driven by a $2.7 billion decrease in DDA partially offset by a $95 million increase in interest-bearing deposits • Period-end deposits of $61.4 billion decreased $2.0 billion, or 3% – Driven by $2.3 billion decrease in DDA partially offset by a $283 million increase in interest-bearing • Pandemic related liquidity resulted in a large influx of deposits, largely in noninterest-bearing accounts • Strategic decision to hold pandemic-related excess cash at Fed drove disciplined pricing and lower exposure to unrealized securities losses • Increased marketing investments drove growth across multiple lines of business – Launched first post-pandemic new to bank deposit marketing campaign in February which generated ~$250 million in new deposits – Deepen client relationships through enhanced onboarding experiences, cross-sell opportunities and client events – Strongest FHN regional bank new account volume in three years 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.2FHN and IBKC MOE closed in July 2020; 1Q20 and 2Q20 are combined FHN/IBKC data. Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC’s pro-forma rules; it is Non-GAAP and reconciled to GAAP measures in the appendix. Average deposit growth CAGR from 1Q20 to 1Q23 of 2% 1Q23 vs. 4Q22 Highlights $58.8 $65.8$67.1 $69.6$71.0 $73.2$73.7$74.6$74.2$71.9 $68.1 $64.9 $62.2 $43.1 $45.7 $46.2 $47.5 $47.7 $47.8 $47.2 $46.3 $46.2 $44.2 $41.4 $39.9 $40.0 $15.6 $20.1 $20.9 $22.1 $23.3 $25.4 $26.5 $28.3 $27.9 $27.8 $26.7 $25.0 $22.3 Interest-bearing deposits Noninterest-bearing deposits (DDA) 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 ($s in billions) 2 2

Well diversified and stable funding mix[1]

55% of deposits insured by the FDIC

- Stable cost-effective deposits from a diverse commercial and consumer client base across Regional, Specialty Bank segments, and 12-state footprint
- Commercial deposits of $33 billion, or 53% vs. consumer of $29 billion, or 46%
- Other wholesale funding sources support asset-oriented businesses such as specialty lending areas including fixed income products
- Deposit base spread across the top growing states and MSAs by population growth in the United States[2]

1Q23 deposits by state



($s in billions)
LA, 12%
AL, 3%
TX, 3%
GA, 2%
AR, 2%
All other states, 3%
Specialty Bank, 5%
TN, 38%
FL, 19%
NC, 11%

63% of 1Q23 deposits secured or collateralized



$33.7
55%
$22.8
37%
$5.0
8%
Insured
Uninsured & uncollateralized
Collateralized

1Q23 diversified deposit mix by product



35%
6%
25%
34%
Demand deposit accounts
Time deposits
Savings
Other interest-bearing deposits

All data as of March 31, 2023. [1]*Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.* [2]*Source: FDIC 2022 Summary of Deposit Highlights*

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Total loan growth of 2% ex LMC[1]

Period end loans ex LMC up 2% QoQ

Loan trends


Period-end
Average
$55.0B
7%
1%
2%
20%
23%
48%
$58.1B
4%
—%
1%
21%
23%
51%
$59.0B
3%
—%
1%
21%
23%
51%
$55.6B
6%
1%
2%
20%
23%
49%
$56.5B
5%
—%
2%
21%
23%
50%
$57.6B
4%
—%
1%
21%
23%
51%
$58.1B
3%
—%
1%
21%
23%
51%
1Q22
4Q22
1Q23
2Q22
3Q22
4Q22
1Q23

	2Q22	3Q22	4Q22	1Q23
Yields	3.57%	4.35%	5.12%	5.63%
Core yields	3.43%	4.26%	5.07%	5.58%
Avg 1M LIBOR	0.99%	2.47%	3.91%	4.62%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Consumer real estate
- Payroll Protection Program (PPP)
- Commercial real estate (CRE)
- Credit card and other
- Loans to mortgage companies (LMC)

1Q23 vs. 4Q22 Highlights

- Loans of $58.1 billion up $510 million driven by a $319 million increase in consumer and a $191 million increase in commercial
  - $934 million, or 2%, increase in loans before the impact of LMC
  - C&I loan growth ex. LMC up $420 million driven by Florida, Tennessee and Franchise Finance
  - Total core loan yields expanded 51 bps
- Period-end loans of $59.0 billion up $943 million, or 2%, driven by a $562 million, or 1%, increase in commercial and a $382 million, or 3%, increase in consumer
  - $1.2 billion, or 2%, increase in loans before the impact of LMC
  - C&I loan growth ex. LMC up 2% driven by Tennessee, Asset Based Lending, Equipment Finance and Franchise Finance
  - Period end unfunded commitments decreased 4% driven primarily by reductions in LMC

Period-end line utilization[2]

	2Q22	3Q22	4Q22	1Q23
Utilization %	41%	42%	42%	42%

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

13

Adjusted fee income trends impacted by seasonality and broader market volatility[1]

Results driven by increases in fixed income and mortgage banking

$s in millions	1Q23	4Q22	3Q22	2Q22	1Q22	1Q23 Change vs. 4Q22 $/bps	1Q23 Change vs. 4Q22 %	1Q23 Change vs. 1Q22 $/bps	1Q23 Change vs. 1Q22 %
Fixed income	$ 39	$ 35	$ 46	$ 51	$ 73	$4	11 %	$(34)	(47)%
Service charges and fees	55	56	56	57	57	(1)	(2)%	(2)	(4)%
Mortgage banking & title	5	4	9	22	22	1	25 %	(17)	(77)%
Brokerage, trust, and insurance	34	33	34	36	37	1	3 %	(3)	(8)%
Card and digital banking fees	19	20	21	23	20	(1)	(5)%	(1)	(5)%
Deferred compensation income	3	7	(3)	(17)	(4)	(4)	(57)%	7	NM
Other noninterest income	15	20	18	15	18	(5)	(25)%	(3)	(17)%
Total fee income	$ 171	$ 173	$ 181	$ 188	$ 223	$(2)	(1)%	$(52)	(23)%
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 0.4	$ 0.4	$ 0.5	$ 0.6	$ 1.0	$ —	8 %	$(0.6)	(56)%
Mortgage banking									
Originations									
Secondary	$ 131	$ 145	$ 302	$ 467	$ 533	$(14)	(10)%	$(402)	(75)%
Portfolio	$ 590	$ 575	$ 716	$1,120	$ 801	$15	3 %	$(211)	(26)%
Total	$ 721	$ 720	$1,018	$1,587	$1,334	$ 1	— %	$(613)	(46)%
Gain on sale spread	2.39 %	2.04 %	2.03 %	2.41 %	2.65 %	35 bps		(26)bps	
Mix									
Purchase	88 %	89 %	89 %	80 %	61 %				
Refinance	12 %	11 %	11 %	20 %	39 %				

1Q23 vs. 4Q22 Highlights

- **Adjusted fee income** down $2 million, or 1%, driven by decreases in other noninterest income and deferred compensation partially offset by increases in fixed income and mortgage banking
- **Fixed income** increased $4 million and ADR up 8% despite continuing challenging market conditions
- **Mortgage banking** fees increased $1 million with higher gain on sale spreads
- **Deferred compensation** down $4 million largely offset in noninterest expense
- **Other noninterest income** down $5 million primarily driven by higher than normal Bank Owned Life Insurance benefits in 4Q22

[1]*Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

14

Continued expense discipline kept adjusted expense flat[1]

Expenses flat despite minimum wage increase to $20 per hour and seasonality

$s in millions	1Q23	4Q22	3Q22	2Q22	1Q22	1Q23 Change vs. 4Q22 $/bps	4Q22 %	1Q22 $/bps	1Q22 %
Salaries and benefits	$ 188	$ 178	$ 185	$ 190	$ 188	$ 10	6 %	$ —	— %
Incentives and commissions	64	70	68	71	92	(6)	(9)%	(28)	(30)%
Deferred compensation expense	3	7	(2)	(18)	(5)	(4)	(57)%	8	NM
Total personnel	255	254	251	244	275	1	— %	(20)	(7)%
Occupancy and equipment[2]	70	71	70	72	72	(1)	(1)%	(2)	(3)%
Outside services	63	64	64	61	59	(1)	(2)%	4	7 %
Amortization of intangible assets	12	12	12	12	12	—	— %	—	— %
Other noninterest expense	58	58	48	50	37	—	— %	21	57 %
Total noninterest expense	$ 457	$ 458	$ 444	$ 438	$ 455	$ (1)	— %	$ 2	— %
Full-time equivalent associates	7,282	7,477	7,569	7,627	7,900	(195)	(3)%	(618)	(8)%

1Q23 vs. 4Q22 Highlights

- **Adjusted expense** of $457 million down $1 million as higher salaries and employee benefits was offset by a reduction in production-based incentives and commissions, and deferred compensation
  - Continue to identity and implement cost saving opportunities
- **Personnel expense** up $1 million
  - **Salaries and benefits** increased $10 million reflecting an increase in associate minimum wage to $20 per hour and seasonal increases to FICA taxes
  - **Incentives and commissions** down $6 million driven by production and performance based incentives
  - **Deferred compensation** expense down $4 million largely offset in noninterest income
- **Other noninterest expense** flat as the benefit of lower fraud losses were offset by increased FDIC expense due to an annual increase in assessment rates

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.[2]Occupancy and Equipment expense includes Computer Software Expense.

15

Continued strong credit quality

Reserve build reflects the impact of loan growth and revised macroeconomic outlook

Provision, credit losses, and net charge-offs


($s in millions)
$10
0.07%
$(40)
$12
$30
0.09%
$12
$60
0.08%
$26
$45
0.18%
$16
$50
0.11%
1Q22
2Q22
3Q22
4Q22
1Q23
NCOs
Provision for credit losses
NCO%[1]

Non-performing loans (NPLs)


$332
0.60%
$301
0.53%
$292
0.51%
$316
0.54%
$424
0.72%
1Q22
2Q22
3Q22
4Q22
1Q23
NPLs $
NPLs %

Allowance for credit losses (ACL)


$686
207%
1.25%
$704
234%
1.25%
$752
258%
1.31%
$771
244%
1.33%
$800
189%
1.35%
1Q22
2Q22
3Q22
4Q22
1Q23
ACL
ACL/Loans
ACL/NPLs

1Q23 vs. 4Q22 Highlights

- Net charge-offs of $16 million decreased $10 million
- Provision expense of $50 million compared with a $45 million in 4Q22
  - ~$34 million reserve build reflects the impact of a challenging macroeconomic outlook partially mitigated by lower net charge-offs[2]
  - Provision impacted by 2% loan growth ex. LMC
- NPL ratio of 72 bps increased 17 bps driven primarily by two relationships
- ACL coverage ratio of 1.35% vs. 1.33%
- Disciplined lending leads to strong charge-off performance across multiple credit cycles

Historical net charge-offs[3]


0.06%
0.09%
0.26%
0.00%
0.11%
FY18
FY19
FY20
FY21
FY22
NCO %

[1] Net charge-off % is annualized and as % of average loans. [2] 1Q23 reserve build reflects the impact of a $5.8 million net pre-tax reduction in allowance for adoption of ASU 2022-02 [3] FHN completed its acquisition of Iberia Bank in July of 2020

16

Diversified high credit quality loan portfolio

Geographically diverse portfolio with minimal concentration across property types

1Q23 Highlights

- Disciplined risk management practice and underwriting standards across CRE and C&I portfolio
- CRE balances to Risk Based Capital of 154%
- Granular C&I loan book with less than 13% industry sector concentration across the portfolio
- Continued strong asset quality with 98% of CRE graded pass and 97% of C&I graded pass

PE CRE by State Composition



26%
12%
12%
10%
9%
9%
9%
9%
4%
FL
TX
NC
GA
TN
All Other
LA
AL, AR, MS, NY
SC

PE CRE by Property Type



27%
17%
16%
12%
11%
9%
5%
3%
Multi-family
Retail
Industrial
Office (non-med)
Hospitality
Medical office
Other
Land + residential

PE C&I by Industry Sector[2]



13%
11%
8%
7%
7%
7%
6%
6%
35%
Finance & insurance
Real estate & leasing
Health care & social
Manufacturing
Wholesale trade
Accom & food Serv
MWL
Retail trade
Other

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Other represents categories with 5% or less concentration and includes energy, public admin, other services, arts & entertainment, education, professional, transportation, construction, utilities, agriculture, mining, information, management of companies, and admin/waste

17

Strong capital position[1]

Low exposure to unrealized securities losses due to small portfolio size and moderate effective duration

Capital levels


13.2%
11.8%
10.0%
13.0%
11.6%
9.8%
13.1%
11.7%
9.9%
13.3%
11.9%
10.2%
13.6%
12.1%
10.4%
1Q22
2Q22
3Q22
4Q22
1Q23
CET1 ratio
Tier 1 capital ratio
Total capital ratio

1Q23 vs. 4Q22 Highlights

- CET1 ratio remained strong at 10.4% benefit of adjusted NIAC partially offset by a reduction tied to growth in loans and unfunded commitments, and common dividends
- CET1 net of unrealized losses of 8.5% above regulatory capital threshold of 7.0%
- TBVPS of $10.89 increased 6% driven by a $0.50 increase tied to adjusted NIAC and a $0.29 increase tied to MTM valuation adjustments on AFS securities and cash flow hedges
- Total capital of 13.6% vs. 13.3% in 4Q22
- Company-run stress test results demonstrate strong ability to navigate the Fed CCAR Severely Adverse Scenario while maintaining capital levels well above regulatory minimums

1Q23 CET1 net of unrealized losses[2,3]


10.4%
(1.2)%
(0.2)%
9.0%
(0.5)%
8.5%
1Q23 CET1 Estimate
AFS Impact
HTM Impact
1Q23 Pro Forma
Loan FV Impact
1Q23 Pro Forma incl. Loan FV Impact

Tangible book value per share[4]


$10.23
$0.50
$0.29
$0.05
$(0.15)
$(0.03)
$10.89
4Q22 actual
Adjusted NIAC Net of Change in Intangibles
AFS Securities & CF Hedges MTM
Other
Common Dividends
Notable Items
1Q23 actual

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]CET1 impact of available for sale (AFS) and held to maturity (HTM) unrealized losses are presented on an after-tax basis. [3]Loan FV impact represents difference between book value and estimated fair value of loans and leases as of December 31, 2022 as disclosed in FHN's 10-K filing. [4]Other includes equity compensation

18

Award-winning franchise

1Q23 First Horizon received over 30 accolades and First Horizon was the second highest recipient of Greenwich Awards overall

23 Greenwich Excellence and Best Brand Awards[1]

Middle Market

- Ease of Doing Business
- Industry Understanding
- Overall Satisfaction
- Overall Satisfaction with RM
- Values LT Relationships
- RM Proactively Provides Advice
- South Region Awards:
  - Overall Satisfaction
  - Cash Management: Overall Satisfaction
- National Cash Management:
  - Customer Service
  - Product Implementation
  - Overall Satisfaction

Greenwich Excellence 2022 | Greenwich Best Brand 2022

Small Business Banking

- Trust
- Values LT Relationships
- Ease of Doing Business
- South Region Awards:
  - Likelihood to Recommend
  - RM Proactively Provides Advice
- National Awards:
  - Overall Satisfaction
  - Likelihood to Recommend
  - RM Proactively Provides Advice
  - Cash Management: Customer Service
  - Cash Management: Product Capabilities
  - Overall Satisfaction with RM
  - Industry Understanding

Greenwich Excellence 2022 | Greenwich Best Brand 2022

Recognized by Great Place to Work™ & Bloomberg Gender-Equality Index for Investment in Women

- Great Place to Work™ recognizes employers who create an outstanding employee experience.
- Joins 484 other companies as a member of the 2023 Bloomberg Gender-Equality Index (GEI)

Bloomberg Gender-Equality Index 2023 Member

Client Brand Campaign and Investor Relations Awards

- Summit International Awards (Lets Find a Way Campaign)
  - Silver in the Financial/Banking Category for Marketing Effectiveness Awards
  - Leader Award
- AVA Digital Campaign Award - Platinum
- Best Overall Investor Relations (Mid-Cap)
- Best Investor Relations in Sector - Financial Services
- Best IR by a Senior Management Team (Small to Midcap)
- Best Investor Relations Officer (Small to Midcap)

[1] Awards are for FY2022 and include 12 small business banking awards and 11 middle market awards.

19

20 2023 strategic focus to continue building enterprise value Focus on driving enhanced value for our shareholders, clients, communities and associates Remain disciplined, actively manage balance sheet and maintain excellent credit quality through strong risk management practices, specialty expertise, and diverse revenue streams Deepen existing relationships by continually engaging directly with our clients, offering experienced counsel, client focused events, forums, and sponsorships Continue to grow best-in-class franchise across our 12-state footprint with a relationship oriented, solutions approach and decisions made close to the client. These efforts are supported by tenured bankers with continued active involvement with our clients and in our communities Evolve the client experience by driving enhanced product and service capabilities, providing personalized experiences with technology enabled platforms. Improve reach by enabling our associates to better serve our clients with enhanced digital offerings and product diversification 1 2 3 4 5

APPENDIX 21

Investment portfolio[1]

Prudently managed to support liquidity and IRR

1Q22-1Q23 investment portfolio



($s in billions)
$9.7
$9.8
$10.3
$10.1
$10.3
1.59%
1.87%
2.14%
2.41%
2.45%
1Q22
2Q22
3Q22
4Q22
1Q23
Average AFS Securities
Average HTM Securities
Average Yield

($ in billions)	1Q22	2Q22	3Q22	4Q22	1Q23
% of total assets	11%	11%	12%	13%	13%
Total unrealized losses (pre-tax)	$(0.6)	$(1.0)	$(1.5)	$(1.4)	$(1.3)
Effective duration (years)	5.1	5.4	5.3	5.3	5.2
Unencumbered securities / total securities[2]	47%	39%	52%	45%	44%

Steady principal cash flows[3]



($s in millions)
$267
$304
$248
$250
2Q23
3Q23
4Q23
1Q24

1Q23 Highlights

- Portfolio represents ~13% of total assets
- Moderate total portfolio effective duration of 5.2 years
- Low reliance on HTM designation at ~13% of total portfolio
- 94% U.S. Government or Agency-backed by GSEs
- Total unrealized losses of $1.3B vs $1.4B in 4Q22

1Q23 investment portfolio composition[2]



U.S. Agencies & Treasury
12%
Agency CMO
14%
States & Municipalities
6%
Agency CMBS
23%
Agency MBS
44%

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q23 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Calculated based on period end market values. [3]Estimated as of 3/31/23; includes maturities and projected calls

22

NII/NIM reconciliation to GAAP financials

1Q23 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q23 Reported (FTE)	$ 691	3.87 %
Less: non-core items		
PPP coupon income and fees	—	—
Loan Accretion	7	0.04
IBKC Premium Amortization	(6)	(0.03)
1Q23 Core (FTE)	**$ 690**	**3.86 %**

4Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q22 Reported (FTE)	$ 712	3.89 %
Less: non-core items		
PPP coupon income and fees	—	—
Loan Accretion	7	0.04
IBKC Premium Amortization	(6)	(0.03)
4Q22 Core (FTE)	**$ 711**	**3.89 %**

3Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q22 Reported (FTE)	$ 666	3.49 %
Less: non-core items		
PPP coupon income and fees	2	—
Loan Accretion	12	0.07
IBKC Premium Amortization	(7)	(0.04)
3Q22 Core (FTE)	**$ 659**	**3.45 %**

2Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q22 Reported (FTE)	$ 545	2.74 %
Less: non-core items		
PPP coupon income and fees	7	0.02
Loan Accretion	15	0.08
IBKC Premium Amortization	(8)	(0.04)
2Q22 Core (FTE)	**$ 532**	**2.69 %**

1Q22 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q22 Reported (FTE)	$ 482	2.37 %
Less: non-core items		
PPP coupon income and fees	12	0.04
Loan Accretion	17	0.09
IBKC Premium Amortization	(10)	(0.05)
1Q22 Core (FTE)	**$ 462**	**2.29 %**

Numbers may not foot due to rounding

23

24 Notable Items ($s in millions except per share data) ** 4Q22 and 2Q22 includes $10 million and $12 million, respectively of Visa derivative valuation expense (In millions) 1Q23 4Q22 3Q22 2Q22 1Q22 Summary of Notable Items: Gain on sale of title services business $ — $ 1 $ 21 $ — $ — Gain related to equity securities investments — — 10 — 6 Gain on sale of mortgage servicing rights — — — 12 — IBKC merger/acquisition expense — (4) (3) (13) (28) TD transaction-related expense (21) (31) (21) (25) (9) Other notable expenses** — (10) — (12) — Total notable items (21) (45) 7 (38) (32) EPS impact of notable items $ (0.03) $ (0.06) $ 0.01 $ (0.05) $ (0.04)

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

($s in millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	**$ 8,895**	$ 8,547	$ 8,283	$ 8,551	$ 8,696
Less: Noncontrolling interest (a)	**295**	295	295	295	295
Less: Preferred stock (a)	**1,014**	1,014	1,014	1,014	1,014
(B) Total common equity	**$ 7,586**	$ 7,238	$ 6,974	$ 7,242	$ 7,387
Less: Intangible assets (GAAP) (b)	**1,732**	1,744	1,757	1,782	1,795
(C) Tangible common equity (Non-GAAP)	**$ 5,853**	$ 5,494	$ 5,217	$ 5,459	$ 5,592
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	**$ 80,729**	$ 78,953	$ 80,299	$ 85,132	$ 88,660
Less: Intangible assets (GAAP) (b)	**1,732**	1,744	1,757	1,782	1,795
(E) Tangible assets (Non-GAAP)	**$ 78,997**	$ 77,209	$ 78,542	$ 83,350	$ 86,865
Period-end Shares Outstanding					
(F) Period-end shares outstanding	**538**	537	537	536	535
Ratios					
(A)/(D) Total equity to total assets (GAAP)	**11.02 %**	10.83 %	10.32 %	10.04 %	9.81 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	**7.41 %**	7.12 %	6.64 %	6.55 %	6.44 %
(B)/(F) Book value per common share (GAAP)	**$ 14.11**	$ 13.48	$ 12.99	$ 13.50	$ 13.82
(C)/(F) Tangible book value per common share (Non-GAAP)	**$ 10.89**	$ 10.23	$ 9.72	$ 10.18	$ 10.46

(a) Included in Total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding.

25

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

($s in millions, except per share data)		1Q23	4Q22	3Q22	2Q22	1Q22
Adjusted Diluted EPS						
Net income available to common shareholders ("NIAC") (GAAP)	a	$ 243	$ 258	$ 257	$ 166	$ 187
Plus Tax effected notable items (Non-GAAP) (a)		16	34	(5)	29	24
Adjusted net income available to common shareholders (Non-GAAP)	b	$ 259	$ 293	$ 252	$ 195	$ 211
Diluted Shares (GAAP)[8]	c	572	572	570	569	550
Diluted EPS (GAAP)	a/c	$ 0.43	$ 0.45	$ 0.45	$ 0.29	$ 0.34
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.45	$ 0.51	$ 0.44	$ 0.34	$ 0.38
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 256	$ 270	$ 268	$ 177	$ 198
Plus Tax effected notable items (Non-GAAP) (a)		16	34	(5)	29	24
Adjusted NI (Non-GAAP)		$ 271	$ 304	$ 263	$ 206	$ 223
NI (annualized) (GAAP)	d	$ 1,037	$ 1,070	$ 1,063	$ 709	$ 801
Adjusted NI (annualized) (Non-GAAP)	e	$ 1,100	$ 1,206	$ 1,045	$ 823	$ 900
Average assets (GAAP)	f	$ 78,841	$ 79,521	$ 82,551	$ 86,326	$ 88,587
ROA (GAAP)	d/f	1.32 %	1.35 %	1.29 %	0.82 %	0.90 %
Adjusted ROA (Non-GAAP)	e/f	1.40 %	1.52 %	1.27 %	0.95 %	1.02 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
Net income available to common shareholders ("NIAC") (GAAP)	g	$ 987	$ 1,025	$ 1,020	$ 666	$ 756
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$ 1,050	$ 1,161	$ 1,001	$ 781	$ 855
Average Common Equity (GAAP)	i	$ 7,398	$ 7,106	$ 7,360	$ 7,305	$ 7,628
Intangible Assets (GAAP) (b)		1,738	1,750	1,767	1,789	1,802
Average Tangible Common Equity (Non-GAAP)	j	$ 5,659	$ 5,356	$ 5,593	$ 5,516	$ 5,826
Equity Adjustment (Non-GAAP)		—	—	—	—	—
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$ 5,659	$ 5,356	$ 5,593	$ 5,516	$ 5,826
ROCE (GAAP)	g/i	13.34 %	14.42 %	13.85 %	9.12 %	9.92 %
ROTCE (Non-GAAP)	g/j	17.43 %	19.14 %	18.23 %	12.07 %	12.98 %
Adjusted ROTCE (Non-GAAP)	h/k	18.55 %	21.68 %	17.89 %	14.15 %	14.68 %

26

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(In millions)		1Q23	4Q22	3Q22	2Q22	1Q22
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	k	$ 171	$ 174	$ 213	$ 201	$ 229
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted noninterest income (Non-GAAP)	l	$ 171	$ 173	$ 181	$ 188	$ 222
Revenue (GAAP)	m	$ 859	$ 882	$ 875	$ 743	$ 707
Taxable-equivalent adjustment		4	4	4	3	3
Revenue- Taxable-equivalent (Non-GAAP)		863	886	878	746	710
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted revenue (Non-GAAP)	n	$ 863	$ 885	$ 847	$ 733	$ 704
Noninterest income as a % of total revenue (GAAP)	k/m	19.94 %	19.68 %	24.30 %	27.06 %	32.31 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	19.85 %	19.55 %	21.37 %	25.68 %	31.63 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	o	$ 478	$ 503	$ 468	$ 489	$ 493
Plus notable items (GAAP) (a)		(21)	(46)	(25)	(50)	(37)
Adjusted noninterest expense (Non-GAAP)	p	$ 457	$ 458	$ 444	$ 438	$ 455
Revenue (GAAP)	q	$ 859	$ 882	$ 875	$ 743	$ 707
Taxable-equivalent adjustment		4	4	4	3	3
Revenue- Taxable-equivalent (Non-GAAP)		863	886	878	746	710
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted revenue (Non-GAAP)	r	$ 863	$ 885	$ 847	$ 733	$ 704
Efficiency ratio (GAAP)	o/q	55.65 %	57.07 %	53.56 %	65.76 %	69.66 %
Adjusted efficiency ratio (Non-GAAP)	p/r	52.95 %	51.70 %	52.42 %	59.79 %	64.64 %

27

28 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average ($s in millions) 1Q23 4Q22 1Q23 vs. 4Q22 1Q23 4Q22 1Q23 vs. 4Q22 Loans excluding LMC & PPP $ % $ % Total Loans (GAAP) $ 59,045 $ 58,101 $ 944 2% $ 58,074 $ 57,564 $ 510 1 % PPP (GAAP) 53 76 (23) (30) % 57 121 (64) (53) % LMC (GAAP) 2,040 2,258 (218) (10) % 1,875 2,299 (424) (18) % Total Loans excl. LMC & PPP (Non-GAAP) 56,952 55,767 1,185 2% 56,142 55,144 998 2 % Total Consumer (GAAP) 13,475 13,093 382 3% 13,226 12,907 319 2 % Total Commercial excl. LMC & PPP (Non-GAAP) 43,477 42,674 803 2% 42,916 42,237 679 2 % Total CRE (GAAP) 13,397 13,228 169 1% 13,290 13,095 195 1 % Total C&I excl. LMC & PPP (Non-GAAP) $ 30,080 $ 29,446 $ 634 2% $ 29,626 $ 29,142 $ 484 2 % Loans excluding LMC Total Loans (GAAP) $ 59,045 $ 58,101 $ 944 2% $ 58,074 $ 57,564 $ 510 1 % LMC (GAAP) 2,040 2,258 (218) (10) % 1,875 2,299 (424) (18) % Total Loans excl. LMC (Non-GAAP) 57,005 55,843 1,162 2% 56,199 55,265 934 2 % Total Consumer (GAAP) 13,475 13,093 382 3% 13,226 12,907 319 2 % Total Com ercial excl. LMC (Non-GAAP) $ 43,530 $ 42,750 $ 780 2% $ 42,973 $ 42,358 $ 615 1 % Total CRE (GAAP) $ 13,397 $ 13,228 $ 169 1% $ 13,290 $ 13,095 $ 195 1 % Total C& I excl. LMC $ 30,133 $ 29,522 $ 611 2% $ 29,683 $ 29,263 $ 420 1%

29 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Average ($s in billions) 1Q20 2Q20 Interest-bearing deposits Legacy FHN $ 24.2 $ 26.2 Legacy IBKC 18.9 19.5 Combined Company 43.1 45.7 Noninterest-bearing deposits (DDA) Legacy FHN 8.7 11.3 Legacy IBKC 7.0 8.8 Combined Company 15.6 20.1 Total Deposits Legacy FHN 32.9 37.5 Legacy IBKC 25.9 28.3 Combined Company $ 58.8 $ 65.8 Combined financial information adds together historical unaudited information from legacy FHN and legacy IBKC without any adjustments, eliminations, or analysis required by GAAP purchase accounting or the SEC’s pro-forma rules.